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Exhibit 99.1

        All loan balances reflect payments scheduled to be received on or before September 1, 2003, without regard to whether such payments are actually received.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Summary Statistics

Number of Mortgage Loans: 10,215
Aggregate Principal Balance ($): 1,242,049,854
Weighted Average Current Mortgage Rate (%): 8.784
Non-Zero Weighted Average Margin (%): 7.418
Non-Zero Weighted Average Maximum Rate (%): 14.777
Weighted Average Stated Original Term (months): 346
Weighted Average Stated Remaining Term (months): 334
Weighted Average Seasoning (months): 12
Weighted Average Combined Original LTV (%): 93.35
% First Liens: 96.97
% Owner Occupied: 99.13
% Full Doc: 87.62
Weighted Average Credit Score: 614

Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	1,182	38,453,680	3.10
50,001 - 100,000	3,482	263,561,055	21.22
100,001 - 150,000	2,791	343,456,883	27.65
150,001 - 200,000	1,454	249,010,030	20.05
200,001 - 250,000	611	135,852,916	10.94
250,001 - 300,000	376	102,180,107	8.23
300,001 - 350,000	187	60,222,929	4.85
350,001 - 400,000	132	49,312,253	3.97

Total:	10,215	1,242,049,854	100.00

Minimum: 10,000
Maximum: 400,000
Average: 122,576
Total: 1,252,117,559.30

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	1,206	39,605,676	3.19
50,001 - 100,000	3,485	265,092,136	21.34
100,001 - 150,000	2,797	345,702,434	27.83
150,001 - 200,000	1,429	245,676,856	19.78
200,001 - 250,000	617	137,740,937	11.09
250,001 - 300,000	369	100,786,638	8.11
300,001 - 350,000	187	60,569,390	4.88
350,001 - 400,000	125	46,875,787	3.77

Total:	10,215	1,242,049,854	100.00

Minimum: 9,759
Maximum: 398,845
Average: 121,591

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

1

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
<= 6.000	7	1,247,336	0.10
6.001 - 6.500	127	25,454,377	2.05
6.501 - 7.000	453	87,602,019	7.05
7.001 - 7.500	693	115,744,295	9.32
7.501 - 8.000	1,256	192,958,580	15.54
8.001 - 8.500	1,187	165,108,389	13.29
8.501 - 9.000	1,593	197,408,570	15.89
9.001 - 9.500	1,106	128,309,985	10.33
9.501 - 10.000	1,305	139,230,813	11.21
10.001 - 10.500	621	58,891,826	4.74
10.501 - 11.000	627	54,733,384	4.41
11.001 - 11.500	333	26,324,506	2.12
11.501 - 12.000	355	23,587,274	1.90
12.001 - 12.500	159	9,818,336	0.79
12.501 - 13.000	168	7,826,522	0.63
13.001 - 13.500	89	3,231,865	0.26
13.501 - 14.000	85	3,149,808	0.25
14.001 - 14.500	26	815,141	0.07
14.501 - 15.000	5	127,932	0.01
15.001 - 15.500	7	192,055	0.02
15.501 - 16.000	7	143,555	0.01
16.001 - 16.500	4	111,167	0.01
16.501 - 17.000	2	32,120	0.00

Total:	10,215	1,242,049,854	100.00

Minimum: 6.000
Maximum: 16.980
Weighted Average: 8.784

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
10.01 - 15.00	1	26,661	0.00
15.01 - 20.00	3	169,216	0.01
25.01 - 30.00	2	168,915	0.01
30.01 - 35.00	7	440,977	0.04
35.01 - 40.00	8	474,626	0.04
40.01 - 45.00	17	1,107,206	0.09
45.01 - 50.00	18	1,256,671	0.10
50.01 - 55.00	25	1,946,207	0.16
55.01 - 60.00	44	3,737,471	0.30
60.01 - 65.00	56	5,443,241	0.44
65.01 - 70.00	144	15,388,803	1.24
70.01 - 75.00	215	23,536,716	1.89
75.01 - 80.00	862	116,206,002	9.36
80.01 - 85.00	794	107,034,504	8.62
85.01 - 90.00	1,428	185,247,854	14.91
90.01 - 95.00	693	83,468,197	6.72
95.01 - 100.00	5,898	696,396,586	56.07

Total:	10,215	1,242,049,854	100.00

Minimum: 14.59
Maximum: 100.00
Weighted Average by Original Balance: 93.35
Weighted Average by Current Balance: 93.35

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

3

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Geographic Distribution by State	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
California	1,092	194,707,974	15.68
Ohio	842	92,638,006	7.46
Illinois	573	79,161,850	6.37
Florida	726	77,555,275	6.24
North Carolina	541	60,314,148	4.86
Michigan	498	59,021,812	4.75
Virginia	436	54,623,480	4.40
Texas	465	49,289,994	3.97
Colorado	304	47,149,676	3.80
Tennessee	365	39,570,934	3.19
Arizona	327	38,282,817	3.08
Indiana	388	37,280,595	3.00
Pennsylvania	323	33,127,195	2.67
Missouri	294	30,241,604	2.43
Georgia	245	30,233,220	2.43
Maryland	192	29,092,874	2.34
South Carolina	265	27,225,883	2.19
Minnesota	151	21,260,215	1.71
Washington	155	20,865,912	1.68
Wisconsin	183	20,857,692	1.68
New Jersey	116	16,986,270	1.37
Kentucky	169	15,256,766	1.23
New York	116	15,239,196	1.23
Iowa	141	12,962,703	1.04
Oregon	87	11,781,142	0.95
Nevada	112	11,131,857	0.90
Connecticut	90	10,919,124	0.88
Mississippi	123	10,706,548	0.86
Kansas	106	10,681,127	0.86
Louisiana	95	9,600,978	0.77
Oklahoma	107	8,921,717	0.72
Utah	81	8,802,201	0.71
Massachusetts	53	8,723,210	0.70
Alabama	84	8,463,747	0.68
Arkansas	83	7,841,738	0.63
Nebraska	65	6,936,260	0.56
Delaware	39	5,360,103	0.43
New Mexico	38	4,502,344	0.36
Idaho	44	3,917,269	0.32
New Hampshire	21	2,842,927	0.23
Rhode Island	24	2,627,358	0.21
Maine	19	1,469,688	0.12
Alaska	10	1,032,116	0.08
South Dakota	8	1,017,321	0.08
Montana	7	649,092	0.05
North Dakota	7	557,869	0.04
Wyoming	3	330,645	0.03
Vermont	2	287,380	0.02

Total:	10,215	1,242,049,854	100.00

Number of States Represented: 48

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

4

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Occupancy	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Primary Residence	10,104	1,231,228,145	99.13
Non-Owner Occupied	108	10,417,763	0.84
Second Home	3	403,946	0.03

Total:	10,215	1,242,049,854	100.00

Property Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Single Family Residence	9,206	1,122,555,582	90.38
Condo	450	54,251,588	4.37
2-4 Family	230	32,761,454	2.64
Townhouse	204	23,398,844	1.88
Manufactured Housing	95	6,494,465	0.52
Mobile Home	26	2,074,752	0.17
Rowhouse	4	513,170	0.04

Total:	10,215	1,242,049,854	100.00

Documentation Level	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Full	9,097	1,088,278,844	87.62
Limited	1,118	153,771,010	12.38

Total:	10,215	1,242,049,854	100.00

Remaining Term to Stated Maturity	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
61 - 120	31	967,262	0.08
121 - 180	1,223	81,584,692	6.57
181 - 240	522	22,286,702	1.79
241 - 300	12	1,340,973	0.11
301 - 360	8,427	1,135,870,224	91.45

Total:	10,215	1,242,049,854	100.00

Minimum: 88
Maximum: 357
Weighted Average: 334

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Year of Origination	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
2000	383	39,094,773	3.15
2001	1,337	158,113,608	12.73
2002	5,526	674,117,282	54.27
2003	2,969	370,724,191	29.85

Total:	10,215	1,242,049,854	100.00

Minimum: 2000-01-04
Maximum: 2003-04-30
Weighted Average: 2002-08-08

Rate Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
Adjustable	7,281	998,578,160	80.40

Total:	10,215	1,242,049,854	100.00

Margin (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
2.001 - 2.500	2	309,336	0.02
3.001 - 3.500	1	77,928	0.01
3.501 - 4.000	4	663,855	0.05
4.001 - 4.500	4	877,054	0.07
4.501 - 5.000	61	11,278,018	0.91
5.001 - 5.500	610	116,565,336	9.38
5.501 - 6.000	591	87,342,808	7.03
6.001 - 6.500	480	70,512,470	5.68
6.501 - 7.000	800	119,247,502	9.60
7.001 - 7.500	783	109,720,878	8.83
7.501 - 8.000	960	129,738,818	10.45
8.001 - 8.500	968	122,978,286	9.90
8.501 - 9.000	853	105,407,687	8.49
9.001 - 9.500	545	61,423,309	4.95
9.501 - 10.000	345	36,332,734	2.93
10.001 - 10.500	175	17,170,692	1.38
10.501 - 11.000	68	6,233,167	0.50
11.001 - 11.500	26	2,418,476	0.19
11.501 - 12.000	5	279,806	0.02

Total:	10,215	1,242,049,854	100.00

Minimum: 2.150
Maximum: 11.960
Non-Zero Weighted Average: 7.418

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

6

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
11.501 - 12.000	5	621,815	0.05
12.001 - 12.500	102	21,051,026	1.69
12.501 - 13.000	332	66,368,201	5.34
13.001 - 13.500	451	80,496,652	6.48
13.501 - 14.000	922	147,340,038	11.86
14.001 - 14.500	1,000	144,647,493	11.65
14.501 - 15.000	1,265	169,066,406	13.61
15.001 - 15.500	881	110,495,492	8.90
15.501 - 16.000	967	112,988,144	9.10
16.001 - 16.500	465	52,127,803	4.20
16.501 - 17.000	419	45,422,675	3.66
17.001 - 17.500	195	19,910,307	1.60
17.501 - 18.000	147	15,106,243	1.22
18.001 - 18.500	66	6,876,144	0.55
18.501 - 19.000	50	4,959,680	0.40
19.001 >=	14	1,100,042	0.09

Total:	10,215	1,242,049,854	100.00

Minimum: 11.750
Maximum: 20.090
Non-Zero Weighted Average: 14.777

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
2.001 - 2.500	1	165,740	0.01
4.501 - 5.000	3	265,100	0.02
5.001 - 5.500	5	766,099	0.06
5.501 - 6.000	35	5,198,348	0.42
6.001 - 6.500	172	32,877,354	2.65
6.501 - 7.000	463	87,507,401	7.05
7.001 - 7.500	629	105,120,859	8.46
7.501 - 8.000	1,090	170,029,876	13.69
8.001 - 8.500	962	134,969,077	10.87
8.501 - 9.000	1,214	156,545,096	12.60
9.001 - 9.500	862	105,545,235	8.50
9.501 - 10.000	894	101,733,554	8.19
10.001 - 10.500	369	39,408,313	3.17
10.501 - 11.000	302	31,726,912	2.55
11.001 - 11.500	139	13,554,785	1.09
11.501 - 12.000	88	8,742,030	0.70
12.001 - 12.500	37	3,087,956	0.25
12.501 >=	16	1,334,425	0.11

Total:	10,215	1,242,049,854	100.00

Minimum: 2.250
Maximum: 13.500
Non-Zero Weighted Average: 8.501

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

7

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Next Rate Adjustment Date	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
September 2003	53	5,586,119	0.45
October 2003	167	19,940,339	1.61
November 2003	182	22,807,480	1.84
December 2003	210	27,405,725	2.21
January 2004	229	28,092,779	2.26
February 2004	196	23,548,472	1.90
March 2004	204	25,917,478	2.09
April 2004	191	26,748,755	2.15
May 2004	216	29,214,234	2.35
June 2004	229	30,993,464	2.50
July 2004	216	28,166,910	2.27
August 2004	236	31,911,519	2.57
September 2004	180	23,760,747	1.91
October 2004	321	41,850,807	3.37
November 2004	427	59,748,945	4.81
December 2004	566	86,164,230	6.94
January 2005	536	78,263,593	6.30
February 2005	694	97,822,544	7.88
March 2005	719	101,518,499	8.17
April 2005	446	63,148,169	5.08
May 2005	132	16,921,787	1.36
June 2005	50	6,493,552	0.52
July 2005	58	6,550,605	0.53
August 2005	74	8,773,056	0.71
September 2005	53	7,335,523	0.59
October 2005	87	12,750,710	1.03
November 2005	136	20,217,266	1.63
December 2005	129	17,569,016	1.41
January 2006	95	12,694,735	1.02
February 2006	113	16,391,219	1.32
March 2006	94	14,951,850	1.20
April 2006	39	4,984,709	0.40
May 2006	3	333,326	0.03

Total:	10,215	1,242,049,854	100.00

Minimum: 2003-09-02
Maximum: 2006-05-01
Non-Zero Weighted Average: 2004-11-22

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

8

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Initial Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
1.000	102	13,719,428	1.10
1.001 - 1.500	452	66,772,649	5.38
1.501 - 2.000	1,178	141,583,010	11.40
2.001 - 2.500	2	148,922	0.01
2.501 - 3.000	5,547	776,354,152	62.51

Total:	10,215	1,242,049,854	100.00

Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.730

Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,934	243,471,694	19.60
1.000	6,515	885,782,867	71.32
1.001 - 1.500	766	112,795,293	9.08

Total:	10,215	1,242,049,854	100.00

Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.056

Credit Score	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
500 - 524	308	33,328,182	2.68
525 - 549	537	56,495,880	4.55
550 - 574	648	77,449,749	6.24
575 - 599	2,451	304,809,079	24.54
600 - 624	2,542	317,151,798	25.53
625 - 649	1,854	220,136,409	17.72
650 - 674	1,010	121,717,031	9.80
675 - 699	509	66,289,312	5.34
700 - 724	213	28,358,041	2.28
725 - 749	82	9,057,259	0.73
750 - 774	44	4,979,881	0.40
775 - 799	17	2,277,232	0.18

Total:	10,215	1,242,049,854	100.00

Minimum: 500
Maximum: 796
Weighted Average: 614

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

9

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	10,215 records
$1.25 Billion Total Pool	Balance: 1,242,049,854

Lien Position	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1st Lien	9,112	1,204,440,781	96.97
2nd Lien	1,103	37,609,073	3.03

Total:	10,215	1,242,049,854	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Summary Statistics

Number of Mortgage Loans: 8,030
Aggregate Principal Balance ($): 916,258,389
Weighted Average Current Mortgage Rate (%): 8.856
Non-Zero Weighted Average Margin (%): 7.477
Non-Zero Weighted Average Maximum Rate (%): 14.826
Weighted Average Stated Original Term (months): 344
Weighted Average Stated Remaining Term (months): 332
Weighted Average Seasoning (months): 12
Weighted Average Combined Original LTV (%): 93.37
% First Liens: 95.90
% Owner Occupied: 99.03
% Full Doc: 88.09
Weighted Average Credit Score: 614

Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	1,141	36,675,130	4.00
50,001 - 100,000	2,708	204,448,962	22.31
100,001 - 150,000	2,188	269,519,826	29.42
150,001 - 200,000	1,148	196,682,291	21.47
200,001 - 250,000	484	107,693,596	11.75
250,001 - 300,000	288	78,446,568	8.56
300,001 - 350,000	70	21,647,803	2.36
350,001 - 400,000	3	1,144,213	0.12

Total:	8,030	916,258,389	100.00

Minimum: 10,000
Maximum: 400,000
Average: 115,030
Total: 923,694,497.12

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	1,158	37,509,744	4.09
50,001 - 100,000	2,713	205,799,709	22.46
100,001 - 150,000	2,192	271,215,737	29.60
150,001 - 200,000	1,128	193,998,454	21.17
200,001 - 250,000	490	109,484,364	11.95
250,001 - 300,000	281	76,952,682	8.40
300,001 - 350,000	65	20,153,487	2.20
350,001 - 400,000	3	1,144,213	0.12

Total:	8,030	916,258,389	100.00

Minimum: 9,759
Maximum: 398,358
Average: 114,104

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
<= 6.000	7	1,247,336	0.14
6.001 - 6.500	93	17,527,224	1.91
6.501 - 7.000	319	55,884,462	6.10
7.001 - 7.500	507	78,906,968	8.61
7.501 - 8.000	949	139,757,936	15.25
8.001 - 8.500	909	120,738,575	13.18
8.501 - 9.000	1,237	146,976,234	16.04
9.001 - 9.500	880	98,933,738	10.80
9.501 - 10.000	1,020	106,825,004	11.66
10.001 - 10.500	501	46,526,090	5.08
10.501 - 11.000	504	40,506,613	4.42
11.001 - 11.500	285	21,142,190	2.31
11.501 - 12.000	312	19,734,658	2.15
12.001 - 12.500	131	7,434,652	0.81
12.501 - 13.000	156	6,735,362	0.74
13.001 - 13.500	87	3,054,300	0.33
13.501 - 14.000	83	2,970,546	0.32
14.001 - 14.500	25	749,672	0.08
14.501 - 15.000	5	127,932	0.01
15.001 - 15.500	7	192,055	0.02
15.501 - 16.000	7	143,555	0.02
16.001 - 16.500	4	111,167	0.01
16.501 - 17.000	2	32,120	0.00

Total:	8,030	916,258,389	100.00

Minimum: 6.000
Maximum: 16.980
Weighted Average: 8.856

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
15.01 - 20.00	3	169,216	0.02
25.01 - 30.00	2	168,915	0.02
30.01 - 35.00	7	440,977	0.05
35.01 - 40.00	6	349,506	0.04
40.01 - 45.00	14	967,596	0.11
45.01 - 50.00	16	1,134,742	0.12
50.01 - 55.00	20	1,615,550	0.18
55.01 - 60.00	37	3,302,486	0.36
60.01 - 65.00	47	4,382,720	0.48
65.01 - 70.00	113	11,589,204	1.26
70.01 - 75.00	173	17,358,306	1.89
75.01 - 80.00	673	85,311,456	9.31
80.01 - 85.00	607	77,148,569	8.42
85.01 - 90.00	1,074	129,264,878	14.11
90.01 - 95.00	559	62,775,068	6.85
95.01 - 100.00	4,679	520,279,199	56.78

Total:	8,030	916,258,389	100.00

Minimum: 17.09
Maximum: 100.00
Weighted Average by Original Balance: 93.38
Weighted Average by Current Balance: 93.37

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Geographic Distribution by State	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
California	834	126,482,769	13.80
Ohio	660	71,348,143	7.79
Florida	589	60,175,489	6.57
Illinois	442	58,709,294	6.41
Michigan	384	44,106,903	4.81
North Carolina	415	43,856,119	4.79
Texas	372	38,152,539	4.16
Virginia	329	37,140,648	4.05
Colorado	246	35,118,059	3.83
Indiana	324	31,426,444	3.43
Arizona	268	30,247,979	3.30
Tennessee	277	29,274,238	3.19
Pennsylvania	259	24,666,594	2.69
Georgia	188	22,996,071	2.51
Missouri	225	22,346,634	2.44
South Carolina	206	20,322,357	2.22
Maryland	146	19,973,728	2.18
Washington	135	17,231,486	1.88
Wisconsin	151	17,103,228	1.87
Minnesota	125	16,708,171	1.82
Kentucky	139	12,264,451	1.34
New Jersey	92	12,158,330	1.33
Iowa	109	10,087,916	1.10
New York	84	9,554,880	1.04
Nevada	97	8,626,603	0.94
Oregon	65	8,388,965	0.92
Mississippi	92	8,193,313	0.89
Connecticut	69	7,645,258	0.83
Kansas	79	7,553,587	0.82
Alabama	68	7,241,859	0.79
Oklahoma	82	6,934,998	0.76
Massachusetts	44	6,665,524	0.73
Louisiana	69	6,319,158	0.69
Arkansas	64	6,097,761	0.67
Utah	66	6,042,726	0.66
Nebraska	54	6,001,318	0.65
Delaware	31	4,176,240	0.46
Idaho	38	3,212,961	0.35
New Mexico	27	2,944,656	0.32
New Hampshire	18	2,217,768	0.24
Rhode Island	20	2,136,039	0.23
Maine	16	1,153,472	0.13
Alaska	10	1,032,116	0.11
South Dakota	6	704,403	0.08
North Dakota	6	483,132	0.05
Montana	5	416,037	0.05
Wyoming	3	330,645	0.04
Vermont	2	287,380	0.03

Total:	8,030	916,258,389	100.00

Number of States Represented: 48

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Occupancy	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Primary Residence	7,938	907,411,232	99.03
Non-Owner Occupied	90	8,623,114	0.94
Second Home	2	224,043	0.02

Total:	8,030	916,258,389	100.00

Property Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Single Family Residence	7,246	827,570,356	90.32
Condo	350	39,361,947	4.30
2-4 Family	186	26,240,801	2.86
Townhouse	155	16,488,482	1.80
Manufactured Housing	70	4,822,228	0.53
Mobile Home	20	1,508,933	0.16
Rowhouse	3	265,641	0.03

Total:	8,030	916,258,389	100.00

Documentation Level	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Full	7,136	807,159,346	88.09
Limited	894	109,099,043	11.91

Total:	8,030	916,258,389	100.00

Remaining Term to Stated Maturity	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
61 - 120	27	802,215	0.09
121 - 180	1,060	64,966,431	7.09
181 - 240	502	20,436,477	2.23
241 - 300	10	1,103,906	0.12
301 - 360	6,431	828,949,360	90.47

Total:	8,030	916,258,389	100.00

Minimum: 88
Maximum: 357
Weighted Average: 332

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Year of Origination	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
2000	289	29,376,357	3.21
2001	1,017	117,125,775	12.78
2002	4,392	500,175,687	54.59
2003	2,332	269,580,569	29.42

Total:	8,030	916,258,389	100.00

Minimum: 2000-01-05
Maximum: 2003-04-30
Weighted Average: 2002-08-06

Rate Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
Adjustable	5,617	735,632,406	80.29

Total:	8,030	916,258,389	100.00

Margin (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
2.001 - 2.500	2	309,336	0.03
3.001 - 3.500	1	77,928	0.01
3.501 - 4.000	3	322,826	0.04
4.001 - 4.500	4	877,054	0.10
4.501 - 5.000	42	6,985,739	0.76
5.001 - 5.500	443	78,782,504	8.60
5.501 - 6.000	446	62,761,588	6.85
6.001 - 6.500	361	49,000,857	5.35
6.501 - 7.000	611	86,185,104	9.41
7.001 - 7.500	620	83,846,189	9.15
7.501 - 8.000	717	93,100,980	10.16
8.001 - 8.500	770	94,530,944	10.32
8.501 - 9.000	678	82,479,843	9.00
9.001 - 9.500	427	47,735,123	5.21
9.501 - 10.000	271	28,115,900	3.07
10.001 - 10.500	141	13,264,655	1.45
10.501 - 11.000	57	5,292,243	0.58
11.001 - 11.500	18	1,683,787	0.18
11.501 - 12.000	5	279,806	0.03

Total:	8,030	916,258,389	100.00

Minimum: 2.150
Maximum: 11.960
Non-Zero Weighted Average: 7.477

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
11.501 - 12.000	5	621,815	0.07
12.001 - 12.500	79	15,133,420	1.65
12.501 - 13.000	230	41,932,775	4.58
13.001 - 13.500	322	52,851,601	5.77
13.501 - 14.000	711	109,338,092	11.93
14.001 - 14.500	768	107,352,378	11.72
14.501 - 15.000	975	124,473,331	13.58
15.001 - 15.500	703	85,384,165	9.32
15.501 - 16.000	747	85,886,025	9.37
16.001 - 16.500	369	40,765,782	4.45
16.501 - 17.000	331	34,947,180	3.81
17.001 - 17.500	164	16,153,928	1.76
17.501 - 18.000	112	10,861,764	1.19
18.001 - 18.500	52	5,315,390	0.58
18.501 - 19.000	37	3,668,258	0.40
19.001 >=	12	946,500	0.10

Total:	8,030	916,258,389	100.00

Minimum: 11.750
Maximum: 20.090
Non-Zero Weighted Average: 14.826

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
2.001 - 2.500	1	165,740	0.02
4.501 - 5.000	3	265,100	0.03
5.001 - 5.500	5	766,099	0.08
5.501 - 6.000	23	2,916,551	0.32
6.001 - 6.500	123	21,402,554	2.34
6.501 - 7.000	335	57,450,513	6.27
7.001 - 7.500	470	74,371,201	8.12
7.501 - 8.000	831	124,041,610	13.54
8.001 - 8.500	743	99,966,617	10.91
8.501 - 9.000	950	118,713,453	12.96
9.001 - 9.500	695	82,459,046	9.00
9.501 - 10.000	694	78,608,219	8.58
10.001 - 10.500	289	30,888,103	3.37
10.501 - 11.000	226	22,506,900	2.46
11.001 - 11.500	117	10,953,199	1.20
11.501 - 12.000	72	6,994,282	0.76
12.001 - 12.500	27	2,149,153	0.23
12.501 >=	13	1,014,064	0.11

Total:	8,030	916,258,389	100.00

Minimum: 2.250
Maximum: 13.500
Non-Zero Weighted Average: 8.551

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Next Rate Adjustment Date	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
September 2003	43	4,466,493	0.49
October 2003	127	14,429,276	1.57
November 2003	141	17,336,409	1.89
December 2003	165	19,993,293	2.18
January 2004	186	22,159,386	2.42
February 2004	158	18,786,092	2.05
March 2004	153	18,726,432	2.04
April 2004	154	21,289,171	2.32
May 2004	168	21,994,471	2.40
June 2004	180	23,435,779	2.56
July 2004	160	19,886,587	2.17
August 2004	182	23,488,085	2.56
September 2004	139	17,312,163	1.89
October 2004	253	31,862,881	3.48
November 2004	326	43,559,895	4.75
December 2004	418	59,386,120	6.48
January 2005	407	56,221,167	6.14
February 2005	535	70,418,083	7.69
March 2005	552	74,497,614	8.13
April 2005	342	47,542,647	5.19
May 2005	103	12,268,441	1.34
June 2005	41	5,572,982	0.61
July 2005	46	5,043,592	0.55
August 2005	60	7,094,638	0.77
September 2005	39	5,405,722	0.59
October 2005	68	10,004,477	1.09
November 2005	110	15,820,302	1.73
December 2005	98	12,299,479	1.34
January 2006	76	9,928,651	1.08
February 2006	83	10,938,811	1.19
March 2006	72	10,932,641	1.19
April 2006	30	3,339,906	0.36
May 2006	2	190,718	0.02

Total:	8,030	916,258,389	100.00

Minimum: 2003-09-02
Maximum: 2006-05-01
Non-Zero Weighted Average: 2004-11-20

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Initial Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
1.000	78	9,568,649	1.04
1.001 - 1.500	346	49,173,336	5.37
1.501 - 2.000	942	110,443,694	12.05
2.001 - 2.500	2	148,922	0.02
2.501 - 3.000	4,249	566,297,804	61.81

Total:	8,030	916,258,389	100.00

Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.723

Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	2,413	180,625,983	19.71
1.000	5,035	654,139,017	71.39
1.001 - 1.500	582	81,493,389	8.89

Total:	8,030	916,258,389	100.00

Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.055

Credit Score	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
500 - 524	234	23,424,614	2.56
525 - 549	436	45,009,830	4.91
550 - 574	495	57,795,608	6.31
575 - 599	1,904	225,633,212	24.63
600 - 624	1,998	233,758,065	25.51
625 - 649	1,474	162,066,543	17.69
650 - 674	795	88,631,520	9.67
675 - 699	415	48,725,884	5.32
700 - 724	162	18,267,055	1.99
725 - 749	65	7,097,613	0.77
750 - 774	37	4,257,924	0.46
775 - 799	15	1,590,523	0.17

Total:	8,030	916,258,389	100.00

Minimum: 500
Maximum: 796
Weighted Average: 614

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	8,030 records
$1.25 Billion Total Pool; Group 1	Balance: 916,258,389

Lien Position	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1st Lien	6,927	878,649,316	95.90
2nd Lien	1,103	37,609,073	4.10

Total:	8,030	916,258,389	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Summary Statistics

Number of Mortgage Loans: 2,185
Aggregate Principal Balance ($): 325,791,465
Weighted Average Current Mortgage Rate (%): 8.583
Non-Zero Weighted Average Margin (%): 7.251
Non-Zero Weighted Average Maximum Rate (%): 14.639
Weighted Average Stated Original Term (months): 350
Weighted Average Stated Remaining Term (months): 338
Weighted Average Seasoning (months): 12
Weighted Average Combined Original LTV (%): 93.27
% First Liens: 100.00
% Owner Occupied: 99.39
% Full Doc: 86.29
Weighted Average Credit Score: 615

Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	41	1,778,550	0.55
50,001 - 100,000	774	59,112,093	18.14
100,001 - 150,000	603	73,937,058	22.69
150,001 - 200,000	306	52,327,739	16.06
200,001 - 250,000	127	28,159,321	8.64
250,001 - 300,000	88	23,733,539	7.28
300,001 - 350,000	117	38,575,126	11.84
350,001 - 400,000	129	48,168,041	14.78

Total:	2,185	325,791,465	100.00

Minimum: 25,000
Maximum: 400,000
Average: 150,308
Total: 328,423,062.18

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1 - 50,000	48	2,095,932	0.64
50,001 - 100,000	772	59,292,427	18.20
100,001 - 150,000	605	74,486,697	22.86
150,001 - 200,000	301	51,678,402	15.86
200,001 - 250,000	127	28,256,573	8.67
250,001 - 300,000	88	23,833,956	7.32
300,001 - 350,000	122	40,415,904	12.41
350,001 - 400,000	122	45,731,575	14.04

Total:	2,185	325,791,465	100.00

Minimum: 23,155
Maximum: 398,845
Average: 149,104

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

1

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
6.001 - 6.500	34	7,927,153	2.43
6.501 - 7.000	134	31,717,557	9.74
7.001 - 7.500	186	36,837,328	11.31
7.501 - 8.000	307	53,200,644	16.33
8.001 - 8.500	278	44,369,814	13.62
8.501 - 9.000	356	50,432,336	15.48
9.001 - 9.500	226	29,376,247	9.02
9.501 - 10.000	285	32,405,809	9.95
10.001 - 10.500	120	12,365,736	3.80
10.501 - 11.000	123	14,226,771	4.37
11.001 - 11.500	48	5,182,316	1.59
11.501 - 12.000	43	3,852,616	1.18
12.001 - 12.500	28	2,383,684	0.73
12.501 - 13.000	12	1,091,159	0.33
13.001 - 13.500	2	177,565	0.05
13.501 - 14.000	2	179,262	0.06
14.001 - 14.500	1	65,469	0.02

Total:	2,185	325,791,465	100.00

Minimum: 6.050
Maximum: 14.100
Weighted Average: 8.583

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
10.01 - 15.00	1	26,661	0.01
35.01 - 40.00	2	125,120	0.04
40.01 - 45.00	3	139,610	0.04
45.01 - 50.00	2	121,929	0.04
50.01 - 55.00	5	330,657	0.10
55.01 - 60.00	7	434,985	0.13
60.01 - 65.00	9	1,060,521	0.33
65.01 - 70.00	31	3,799,599	1.17
70.01 - 75.00	42	6,178,410	1.90
75.01 - 80.00	189	30,894,546	9.48
80.01 - 85.00	187	29,885,935	9.17
85.01 - 90.00	354	55,982,976	17.18
90.01 - 95.00	134	20,693,129	6.35
95.01 - 100.00	1,219	176,117,387	54.06

Total:	2,185	325,791,465	100.00

Minimum: 14.59
Maximum: 100.00
Weighted Average by Original Balance: 93.27
Weighted Average by Current Balance: 93.27

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Geographic Distribution by State	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
California	258	68,225,204	20.94
Ohio	182	21,289,863	6.53
Illinois	131	20,452,556	6.28
Virginia	107	17,482,832	5.37
Florida	137	17,379,786	5.33
North Carolina	126	16,458,029	5.05
Michigan	114	14,914,909	4.58
Colorado	58	12,031,617	3.69
Texas	93	11,137,455	3.42
Tennessee	88	10,296,697	3.16
Maryland	46	9,119,147	2.80
Pennsylvania	64	8,460,601	2.60
Arizona	59	8,034,839	2.47
Missouri	69	7,894,970	2.42
Georgia	57	7,237,149	2.22
South Carolina	59	6,903,527	2.12
Indiana	64	5,854,151	1.80
New York	32	5,684,315	1.74
New Jersey	24	4,827,940	1.48
Minnesota	26	4,552,044	1.40
Wisconsin	32	3,754,463	1.15
Washington	20	3,634,426	1.12
Oregon	22	3,392,177	1.04
Louisiana	26	3,281,820	1.01
Connecticut	21	3,273,866	1.00
Kansas	27	3,127,540	0.96
Kentucky	30	2,992,315	0.92
Iowa	32	2,874,787	0.88
Utah	15	2,759,475	0.85
Mississippi	31	2,513,234	0.77
Nevada	15	2,505,254	0.77
Massachusetts	9	2,057,686	0.63
Oklahoma	25	1,986,720	0.61
Arkansas	19	1,743,977	0.54
New Mexico	11	1,557,689	0.48
Alabama	16	1,221,888	0.38
Delaware	8	1,183,863	0.36
Nebraska	11	934,942	0.29
Idaho	6	704,308	0.22
New Hampshire	3	625,159	0.19
Rhode Island	4	491,319	0.15
Maine	3	316,216	0.10
South Dakota	2	312,919	0.10
Montana	2	233,055	0.07
North Dakota	1	74,737	0.02

Total:	2,185	325,791,465	100.00

Number of States Represented: 45

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

3

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Occupancy	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Primary Residence	2,166	323,816,912	99.39
Non-Owner Occupied	18	1,794,650	0.55
Second Home	1	179,903	0.06

Total:	2,185	325,791,465	100.00

Property Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Single Family Residence	1,960	294,985,225	90.54
Condo	100	14,889,640	4.57
Townhouse	49	6,910,362	2.12
2-4 Family	44	6,520,654	2.00
Manufactured Housing	25	1,672,236	0.51
Mobile Home	6	565,818	0.17
Rowhouse	1	247,529	0.08

Total:	2,185	325,791,465	100.00

Documentation Level	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Full	1,961	281,119,498	86.29
Limited	224	44,671,967	13.71

Total:	2,185	325,791,465	100.00

Remaining Term to Stated Maturity	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
61 - 120	4	165,047	0.05
121 - 180	163	16,618,261	5.10
181 - 240	20	1,850,225	0.57
241 - 300	2	237,068	0.07
301 - 360	1,996	306,920,864	94.21

Total:	2,185	325,791,465	100.00

Minimum: 88
Maximum: 356
Weighted Average: 338

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

4

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Year of Origination	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
2000	94	9,718,416	2.98
2001	320	40,987,833	12.58
2002	1,134	173,941,595	53.39
2003	637	101,143,621	31.05

Total:	2,185	325,791,465	100.00

Minimum: 2000-01-04
Maximum: 2003-04-25
Weighted Average: 2002-08-15

Rate Type	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
Adjustable	1,664	262,945,754	80.71

Total:	2,185	325,791,465	100.00

Margin (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
3.501 - 4.000	1	341,030	0.10
4.501 - 5.000	19	4,292,279	1.32
5.001 - 5.500	167	37,782,832	11.60
5.501 - 6.000	145	24,581,221	7.55
6.001 - 6.500	119	21,511,613	6.60
6.501 - 7.000	189	33,062,398	10.15
7.001 - 7.500	163	25,874,689	7.94
7.501 - 8.000	243	36,637,838	11.25
8.001 - 8.500	198	28,447,342	8.73
8.501 - 9.000	175	22,927,844	7.04
9.001 - 9.500	118	13,688,186	4.20
9.501 - 10.000	74	8,216,834	2.52
10.001 - 10.500	34	3,906,036	1.20
10.501 - 11.000	11	940,924	0.29
11.001 - 11.500	8	734,689	0.23

Total:	2,185	325,791,465	100.00

Minimum: 4.000
Maximum: 11.500
Non-Zero Weighted Average: 7.251

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
12.001 - 12.500	23	5,917,607	1.82
12.501 - 13.000	102	24,435,425	7.50
13.001 - 13.500	129	27,645,051	8.49
13.501 - 14.000	211	38,001,946	11.66
14.001 - 14.500	232	37,295,114	11.45
14.501 - 15.000	290	44,593,074	13.69
15.001 - 15.500	178	25,111,327	7.71
15.501 - 16.000	220	27,102,119	8.32
16.001 - 16.500	96	11,362,020	3.49
16.501 - 17.000	88	10,475,495	3.22
17.001 - 17.500	31	3,756,379	1.15
17.501 - 18.000	35	4,244,479	1.30
18.001 - 18.500	14	1,560,754	0.48
18.501 - 19.000	13	1,291,421	0.40
19.001 >=	2	153,542	0.05

Total:	2,185	325,791,465	100.00

Minimum: 12.050
Maximum: 19.200
Non-Zero Weighted Average: 14.639

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
5.501 - 6.000	12	2,281,798	0.70
6.001 - 6.500	49	11,474,800	3.52
6.501 - 7.000	128	30,056,888	9.23
7.001 - 7.500	159	30,749,658	9.44
7.501 - 8.000	259	45,988,266	14.12
8.001 - 8.500	219	35,002,459	10.74
8.501 - 9.000	264	37,831,643	11.61
9.001 - 9.500	167	23,086,189	7.09
9.501 - 10.000	200	23,125,335	7.10
10.001 - 10.500	80	8,520,209	2.62
10.501 - 11.000	76	9,220,012	2.83
11.001 - 11.500	22	2,601,586	0.80
11.501 - 12.000	16	1,747,747	0.54
12.001 - 12.500	10	938,803	0.29
12.501 >=	3	320,360	0.10

Total:	2,185	325,791,465	100.00

Minimum: 5.600
Maximum: 12.990
Non-Zero Weighted Average: 8.361

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

6

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Next Rate Adjustment Date	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
September 2003	10	1,119,626	0.34
October 2003	40	5,511,063	1.69
November 2003	41	5,471,071	1.68
December 2003	45	7,412,431	2.28
January 2004	43	5,933,393	1.82
February 2004	38	4,762,380	1.46
March 2004	51	7,191,046	2.21
April 2004	37	5,459,584	1.68
May 2004	48	7,219,762	2.22
June 2004	49	7,557,685	2.32
July 2004	56	8,280,323	2.54
August 2004	54	8,423,434	2.59
September 2004	41	6,448,584	1.98
October 2004	68	9,987,926	3.07
November 2004	101	16,189,050	4.97
December 2004	148	26,778,109	8.22
January 2005	129	22,042,426	6.77
February 2005	159	27,404,461	8.41
March 2005	167	27,020,884	8.29
April 2005	104	15,605,522	4.79
May 2005	29	4,653,346	1.43
June 2005	9	920,570	0.28
July 2005	12	1,507,013	0.46
August 2005	14	1,678,417	0.52
September 2005	14	1,929,801	0.59
October 2005	19	2,746,232	0.84
November 2005	26	4,396,964	1.35
December 2005	31	5,269,537	1.62
January 2006	19	2,766,085	0.85
February 2006	30	5,452,408	1.67
March 2006	22	4,019,209	1.23
April 2006	9	1,644,803	0.50
May 2006	1	142,608	0.04

Total:	2,185	325,791,465	100.00

Minimum: 2003-09-04
Maximum: 2006-05-01
Non-Zero Weighted Average: 2004-11-27

Initial Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
1.000	24	4,150,779	1.27
1.001 - 1.500	106	17,599,312	5.40
1.501 - 2.000	236	31,139,315	9.56
2.501 - 3.000	1,298	210,056,347	64.48

Total:	2,185	325,791,465	100.00

Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.750

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

7

Household 2003-HC2	MORGAN STANLEY
Collateral Summary as of the Scheduled Cut-off Date 9/1/2003	2,185 records
$1.25 Billion Total Pool; Group 2	Balance: 325,791,465

Periodic Cap (%)	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
Fixed Rate	521	62,845,711	19.29
1.000	1,480	231,643,850	71.10
1.001 - 1.500	184	31,301,904	9.61

Total:	2,185	325,791,465	100.00

Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.060

Credit Score	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
500 - 524	74	9,903,567	3.04
525 - 549	101	11,486,050	3.53
550 - 574	153	19,654,141	6.03
575 - 599	547	79,175,867	24.30
600 - 624	544	83,393,734	25.60
625 - 649	380	58,069,867	17.82
650 - 674	215	33,085,512	10.16
675 - 699	94	17,563,428	5.39
700 - 724	51	10,090,986	3.10
725 - 749	17	1,959,646	0.60
750 - 774	7	721,958	0.22
775 - 799	2	686,709	0.21

Total:	2,185	325,791,465	100.00

Minimum: 501
Maximum: 779
Weighted Average: 615

Lien Position	Number of Mortgage Loans	Total Current Balance	% of Total Current Balance
1st Lien	2,185	325,791,465	100.00

Total:	2,185	325,791,465	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

8

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  Exhibit 99.1